Supplement to currently effective Statement of Additional Information of the fund:


     Variable Life Investment Fund
        Money Market Portfolio

The following information modifies the "Investment objectives and policies" section of the fund's Statement of Additional Information.


For purposes of determining the percentage of the fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel, capital and mortgage lending.


March 1, 1999